                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                OCTOBER 27, 2000
                                 Date of Report
                        (Date of earliest event reported)

                             GADZOOX NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


       0-26541                                          77-0308899
(Commission File No.)                       (IRS Employer Identification Number)

                               5850 HELLYER AVENUE
                               SAN JOSE, CA 95138
          (Address, including Zip Code, of Principal Executive Offices)

                                  408-360-4950
              (Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS

     On October 27, 2000, Gadzoox Networks, Inc., a Delaware corporation, ("Registrant") issued a press release (attached hereto as Exhibit 99.1) announcing the results of its Annual Meeting of Stockholders, including the re-election of Michael Parides, Gadzoox Networks' President and Chief Executive Officer, to the Board of Directors. Peter Morris declined to stand for re-election. The information that is set forth in Registrant's press release dated October 27, 2000 is incorporated herein by reference.

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
 99.1          Press Release of Registrant dated October 27, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2000                  GADZOOX NETWORKS, INC.


                                        By: /s/ MICHAEL PARIDES
                                           -------------------------------------
                                           Michael Parides
                                           President and Chief Executive Officer

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
 99.1          Press Release of Registrant dated October 27, 2000.